Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	19	22	21	22	21	21	23	19	23	21	20	21	21
Average Daily Mortgage Loan Applications	$2,820	$3,009	$3,134	$2,937	$3,126	$3,144	$2,662	$2,334	$1,740	$1,753	$1,851	$1,538	$2,639	$2,639
Mortgage Loan Pipeline (loans-in-process)	$58,697	$63,945	$69,389	$68,747	$69,744	$68,533	$62,295	$51,828	$41,507	$41,127	$42,580	$35,061	$51,038
Commercial Real Estate Loan Pipeline (loans-in-process)	$1,954	$2,381	$3,207	$2,845	$2,319	$2,206	$2,211	$1,613	$1,323	$752	$639	$481	$254

Loan Fundings:
Retail Lending	$12,647	$11,955	$14,409	$13,578	$14,377	$14,043	$12,667	$13,016	$9,330	$9,597	$9,465	$10,219	$9,396	$9,396
Wholesale Lending	7,155	6,874	8,159	7,963	8,077	7,413	6,603	5,564	3,100	3,220	3,063	3,040	2,542	2,542
Correspondent Lending	16,261	14,896	18,616	18,294	20,803	21,875	19,267	15,597	8,609	9,028	9,852	9,895	9,890	9,890
Capital Markets Purchases	309	566	954	192	884	1,558	147	140	137	85	5	26	3	3
Banking Operations Purchases	741	278	1,144	453	279	374	377	34	43	33	742	206	54	54
Total Mortgage Loan Fundings	37,113	34,569	43,282	40,480	44,420	45,263	39,061	34,351	21,219	21,963	23,127	23,386	21,885	21,885
Commercial Real Estate Lending	654	693	664	930	1,157	814	803	757	242	405	121	160	50	50
Total Loan Fundings	$37,767	$35,262	$43,946	$41,410	$45,577	$46,077	$39,864	$35,108	$21,461	$22,368	$23,248	$23,546	$21,935	$21,935

Total Bank Loan Fundings (1)	$15,520	$13,669	$14,533	$16,048	$19,325	$20,699	$21,080	$27,396	$19,182	$20,289	$21,171	$21,792	$21,090	$21,090

Loan Fundings in Units:
Retail Lending	70,212	67,241	80,682	78,759	85,901	83,664	78,962	81,231	56,520	56,626	53,072	53,231	46,798	46,798
Wholesale Lending	34,318	32,665	38,936	38,582	39,513	36,209	32,769	27,408	15,844	16,119	14,992	14,179	11,674	11,674
Correspondent Lending	80,195	73,413	92,391	90,113	102,422	109,615	102,021	82,938	42,914	44,540	47,440	47,447	47,301	47,301
Capital Markets Purchases	951	1,817	2,884	738	3,336	4,651	508	470	226	145	10	93	4	4
Banking Operations Purchases	9,395	2,670	7,552	2,723	2,110	6,638	6,345	164	—	—	9,917	1,600	55	55
Total Mortgage Loan Fundings	195,071	177,806	222,445	210,915	233,282	240,777	220,605	192,211	115,504	117,430	125,431	116,550	105,832	105,832
Commercial Real Estate Lending	60	64	88	89	170	137	103	141	88	66	36	27	11	11
Total Loan Fundings	195,131	177,870	222,533	211,004	233,452	240,914	220,708	192,352	115,592	117,496	125,467	116,577	105,843	105,843

Total Bank Loan Fundings (1)	91,176	78,823	87,660	94,593	111,041	121,778	132,506	156,255	105,553	109,892	116,590	110,090	104,008	104,008

Mortgage Loan Fundings (2):
Purchase	$13,268	$12,633	$17,265	$15,866	$18,642	$20,739	$18,711	$17,193	$9,637	$9,304	$9,732	$9,044	$6,831	$6,831
Non-purchase	23,845	21,936	26,017	24,614	25,778	24,524	20,350	17,158	11,582	12,659	13,395	14,342	15,054	15,054
Total Mortgage Loan Fundings	$37,113	$34,569	$43,282	$40,480	$44,420	$45,263	$39,061	$34,351	$21,219	$21,963	$23,127	$23,386	$21,885	$21,885

Mortgage Loan Fundings by Product :
Government Fundings	$1,100	$1,033	$1,406	$1,532	$1,937	$2,216	$2,296	$2,198	$1,657	$2,129	$2,406	$2,469	$2,559	$2,559
ARM Fundings	$13,748	$12,533	$14,677	$11,424	$10,667	$12,599	$10,972	$8,687	$3,826	$3,095	$3,326	$3,688	$2,832	$2,832
Home Equity Fundings	$3,586	$2,977	$3,976	$3,480	$3,382	$3,734	$3,928	$3,212	$1,600	$1,357	$1,903	$1,264	$872	$872
Nonprime Fundings	$2,939	$2,587	$2,355	$1,682	$2,186	$1,853	$1,804	$1,267	$255	$42	$17	$6	$—	$—

MORTGAGE LOAN SERVICING (3)
Volume	$1,316,579	$1,332,485	$1,351,598	$1,370,760	$1,392,756	$1,415,472	$1,434,099	$1,454,121	$1,459,136	$1,465,009	$1,470,845	$1,476,203	$1,479,852
Units	8,277,857	8,347,533	8,438,625	8,522,364	8,625,522	8,737,534	8,840,474	8,964,565	8,982,308	8,999,292	9,021,138	9,034,763	9,022,399

Subservicing Volume (4)	$17,244	$16,455	$16,258	$16,338	$16,144	$16,263	$17,294	$23,530	$22,921	$24,722	$24,670	$24,049	$24,212
Subservicing Units	174,330	170,625	172,916	171,381	169,041	168,026	173,490	224,476	220,898	229,428	229,073	210,385	210,814

Prepayments in Full	$19,126	$17,810	$20,896	$20,088	$21,135	$18,577	$16,636	$15,199	$10,829	$12,722	$11,635	$13,367	$12,459	$12,459
Bulk Servicing Acquisitions	$1,103	$6,136	$5,198	$2,962	$2,650	$2,401	$42	$1,106	$64	$36	$21	$16	$27	$27

Servicing Portfolio Performance - CHL (5)
Delinquency as a percentage of:
unpaid principal balance	4.32%	4.48%	4.07%	4.23%	4.44%	4.77%	4.89%	4.90%	5.85%	5.94%	6.52%	7.20%	7.47%
number of loans serviced	4.71%	4.71%	4.29%	4.45%	4.71%	4.98%	5.10%	5.05%	5.87%	5.89%	6.34%	6.96%	7.09%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.77%	0.80%	0.83%	0.85%	0.90%	0.96%	1.04%	1.20%	1.27%	1.23%	1.28%	1.44%	1.48%
number of loans serviced	0.69%	0.70%	0.69%	0.69%	0.71%	0.74%	0.79%	0.89%	0.92%	0.89%	0.94%	1.04%	1.05%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	897,918	823,272	1,109,878	982,765	1,023,073	1,026,845	1,007,235	1,071,685	746,947	811,634	694,475	568,001	852,405	852,405
Flood Determinations	310,340	247,297	305,214	274,407	342,574	293,131	282,930	287,852	276,625	214,924	181,432	168,926	2,639	2,639
Appraisals	108,450	104,652	123,070	116,062	125,420	126,686	158,876	164,453	132,067	154,968	147,374	129,309	156,031	156,031
Automated Property Valuation Services	539,439	1,257,809	573,932	634,281	1,003,475	698,273	668,721	1,056,932	1,251,064	5,793,171	883,978	1,104,064	1,296,345	1,296,345
Other	25,756	23,599	24,179	24,020	26,640	27,245	31,474	37,356	30,267	30,662	28,462	31,218	34,211	34,211
Total Units	1,881,903	2,456,629	2,136,273	2,031,535	2,521,182	2,172,180	2,149,236	2,618,278	2,436,970	7,005,359	1,935,721	2,001,518	2,341,631	2,341,631

CAPITAL MARKETS
Securities Trading Volume (6)	$312,666	$288,731	$396,545	$308,694	$350,850	$450,200	$370,513	$413,899	$272,229	$260,243	$293,597	$314,804	$335,624	$335,624

BANKING
Banking Operations Assets (in billions)	$83	$84	$84	$86	$87	$90	$90	$94	$105	$106	$109	$113	$111

INSURANCE
Net Premiums Earned:
Carrier	$90.7	$89.1	$91.1	$89.3	$95.7	$102.0	$100.3	$110.1	$105.5	$108.5	$117.5	$135.2	$133.2	$133.2
Reinsurance	20.8	21.6	20.9	20.9	21.9	22.6	23.3	24.7	26.0	27.6	29.2	29.1	30.1	30.1
Total Net Premiums Earned	$111.5	$110.7	$112.0	$110.2	$117.6	$124.6	$123.6	$134.8	$131.5	$136.1	$146.7	$164.3	$163.3	$163.3

Workforce Head Count: (7)
Loan Originations	31,633	31,721	31,849	32,641	32,966	33,796	34,326	33,658	28,322	25,688	23,424	22,549	21,933
Loan Servicing	7,145	7,209	7,256	7,453	7,818	7,897	8,059	8,182	8,283	8,493	8,687	8,854	9,039
Loan Closing Services	1,702	1,758	1,793	1,851	1,858	1,935	2,029	1,984	1,827	1,829	1,830	1,854	1,875
Banking	1,952	1,957	1,967	2,057	2,377	2,496	2,491	2,291	2,399	2,619	2,744	2,708	2,689
Capital Markets	903	928	996	1,035	1,064	1,098	1,136	1,123	895	883	868	855	837
Insurance	2,040	2,068	2,106	2,143	2,211	2,219	2,296	2,273	2,331	2,449	2,610	2,611	2,605
Global Operations	2,817	2,834	3,052	3,477	3,646	3,770	3,891	4,055	4,120	4,408	4,628	4,847	4,811
Corporate Overhead & Other	6,793	6,836	6,904	7,025	7,071	7,216	7,358	7,301	6,675	6,406	6,348	6,322	6,325
Total Workforce Head Count	54,985	55,311	55,923	57,682	59,011	60,427	61,586	60,867	54,852	52,775	51,139	50,600	50,114

Period-end Rates
10-Year U.S. Treasury Yield	4.83%	4.56%	4.65%	4.63%	4.90%	5.03%	4.78%	4.54%	4.59%	4.48%	3.97%	4.04%	3.67%
FNMA 30-Year Fixed Rate MBS Coupon	5.91%	5.72%	5.77%	5.76%	6.04%	6.26%	6.21%	6.01%	5.97%	5.84%	5.39%	5.51%	5.05%

(1)

These loans are processed by the Company’s Mortgage Banking production divisions and Countrywide Commercial Real Estate Finance, Inc. or purchased from non-affiliates and are included in “Total Loan Fundings” above. The amounts include loans funded for both investment and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)

Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(4)	Subservicing volume for non-Countrywide entities.
(5)

Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status. Delinquencies as a percentage of unpaid principal balance and numbers of loans serviced exclude loans in foreclosure.

(6)	Includes trades with Mortgage Banking Segment.
(7)	Workforce Head Count includes full-time employees, contract, and temporary help.

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